The Royce Fund
Royce Technology Value Fund
Supplement to Prospectus dated June 30, 2003

Redeeming Shares

         Early Redemption Fee

       Effective November 1, 2003, The Royce Fund will assess an early redemption fee of 2% on shares of Royce Technology Value Fund purchased on or after that date and held for less than six months. Prior to November 1, 2003, this redemption fee was 1%.

October 10, 2003